                                FOURTH AMENDMENT

               FOURTH AMENDMENT, dated as of May 11, 2001 (this "Amendment"), to the Amended and Restated Credit Agreement, dated as of August 31, 1999 (as amended, supplemented or otherwise modified, the "Credit Agreement"), among CUMULUS MEDIA INC., an Illinois corporation (the "Borrower"), the several banks and other financial institutions or entities parties thereto (the "Lenders"), LEHMAN BROTHERS INC., as advisor, lead arranger and book manager, BARCLAYS CAPITAL, as syndication agent, and LEHMAN COMMERCIAL PAPER INC., as administrative agent (in such capacity, the "Administrative Agent").

                              W I T N E S S E T H:


               WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make, and have made, extensions of credit to the Borrower; and

               WHEREAS, the Borrower has requested, and, upon this Amendment becoming effective, the Required Lenders have agreed, that certain provisions of the Credit Agreement be amended in the manner provided for in this Amendment;

               NOW, THEREFORE, in consideration of the premises and the agreements hereinafter set forth, the parties hereto hereby agree as follows:

               Section 1. DEFINITIONS. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

               Section 2. AMENDMENTS TO SECTION 7.1 OF THE CREDIT AGREEMENT.

               (a) Section 7.1(a) of the Credit Agreement is hereby amended by deleting in its entirety the table set forth in said section and substituting in lieu thereof the following:

                                                      Consolidated
                   Test Period                       Leverage Ratio

          January 1, 2001 to March 31, 2001           6.75 to 1.00
          April 1, 2001 to June 30, 2001              7.35 to 1.00
          July 1, 2001 to September 30, 2001          7.25 to 1.00
          October 1, 2001 to December 31, 2001        7.00 to 1.00
          January 1, 2002 to March 31, 2002           6.75 to 1.00

                                                                               2
                                                      Consolidated
                   Test Period                       Leverage Ratio
          April 1, 2002 to June 30, 2002              6.50 to 1.00
          July 1, 2002 to September 30, 2002          6.25 to 1.00
          October 1, 2002 to December 31, 2002        6.00 to 1.00
          January 1, 2003 and thereafter              5.25 to 1.00

               (b) Section 7.1(b) of the Credit Agreement is hereby amended by deleting in its entirety the table set forth in said section and substituting in lieu thereof the following:

                                                       Consolidated
                     Test Period                    Senior Debt Ratio

         January 1, 2001 to March 31, 2001             3.50 to 1.00
         April 1, 2001 to June 30, 2001                3.85 to 1.00
         July 1, 2001 to December 31, 2001             3.75 to 1.00
         January 1, 2002 to March 31, 2002             3.50 to 1.00
         April 1, 2002 to June 30, 2002                3.35 to 1.00
         July 1, 2002 to December 31, 2002             3.25 to 1.00
         January 1, 2003 and thereafter                3.00 to 1.00

               (c) Section 7.1(c) of the Credit Agreement is hereby amended by deleting in its entirety the table set forth in said section and substituting in lieu thereof the following:


                                                     Consolidated Interest
                   Test Period                          Coverage Ratio

           January 1, 2001 to March 31, 2001             1.40 to 1.00
           April 1, 2001 to September 30, 2001           1.35 to 1.00
           October 1, 2001 to December 31, 2001          1.40 to 1.00
           January 1, 2002 to March 31, 2002             1.45 to 1.00
           April 1, 2002 to June 30, 2002                1.50 to 1.00
           July 1, 2002 to September 30, 2002            1.55 to 1.00
           October 1, 2002 to December 31, 2002          1.65 to 1.00
           January 1, 2003 to December 31, 2004          1.30 to 1.00
           January 1, 2005 and thereafter                1.40 to 1.00

               Section 3. CONDITIONS TO EFFECTIVENESS. This Amendment shall become effective on the date (the "Amendment Effective Date") on which (a) the Administrative Agent shall have received (i) an executed counterpart of this Amendment from the Borrower, (ii) executed Lender Consent Letters (or facsimile transmissions thereof) from the Required Lenders consenting to the execution of this Amendment by the Administrative Agent, (iii) an executed Acknowledgment and Consent in the form annexed hereto from each Subsidiary Guarantor, and (iv) all fees required to be paid, and all expenses for which invoices have been presented (including reasonable fees, disbursements and other charges of counsel to the Administrative Agent) and (b) the Borrower shall have paid to the Administrative Agent, on behalf of each Lender which shall have executed and delivered its Lender Consent Letter to counsel to the Administrative Agent by 2:00 p.m. (New York City time) on Friday , May 11, 2001, an amendment fee in an amount equal to 0.25% of the sum of each such Lender's Revolving Credit Commitments and Term Loans then outstanding.

               Section 4. REPRESENTATIONS AND WARRANTIES. The representations and warranties made by the Loan Parties in the Loan Documents are true and correct on and as of the Amendment Effective Date, before and after giving effect to the effectiveness of this Amendment, as if made on and as of the Amendment Effective Date, except to the extent such representations and warranties expressly relate to a specific earlier date, in which case such representations and warranties were true and correct as of such earlier date.

               Section 5. PAYMENT OF EXPENSES. The Borrower agrees to pay or reimburse the Agents for all of their reasonable out-of-pocket costs and expenses incurred in connection with this Amendment and any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Agents.

               Section 6. REFERENCE TO AND EFFECT ON THE LOAN DOCUMENTS. On and after the Amendment Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or any Agent under any of the Loan Documents. Except as expressly amended herein, all of the provisions of the Credit Agreement and the other Loan Documents are and shall remain in full force and effect in accordance with the terms thereof and are hereby in all respects ratified and confirmed.

               Section 7. ACKNOWLEDGMENT AND CONFIRMATIONS. The Borrower hereby acknowledges and confirms that it does not have any grounds and hereby agrees not to challenge (or to allege or to pursue any matter, cause or claim arising under or with respect to) the Credit Agreement or any of the other Loan Documents, any of the terms or conditions thereof or thereunder, or the status of any thereof as legal, valid and binding obligations enforceable in accordance with their respective terms; and it does not possess (and hereby forever waives, remises, releases, discharges and holds harmless the Lenders and the Agents, and their respective affiliates, stockholders, directors, officers, employees, attorneys, agents and representatives and each of their respective heirs, executors, administrators, successors and assigns (collectively, the "Indemnified Parties") from and against, and agrees not to allege or pursue) any action, cause of action, suit, debt, claim, counterclaim, cross-claim, demand, defense, offset, opposition, demand and other right of action whatsoever, whether in law, equity or otherwise (which it, all those claiming by, through or under it, or its successors or assigns, have or may have) against the Indemnified Parties, or any of them, prior to or as of the date of this Amendment and the effective date of this Amendment for, upon, or by reason of, any matter, cause or thing whatsoever, arising out of, or relating to the Credit Agreement or any of the other Loan Documents (including, without limitation, any payment, performance, validity or enforceability of any or all of the terms or conditions thereof or thereunder) or any transaction relating to any of the foregoing, or any or all actions, courses of conduct or other matters in any manner whatsoever relating to or otherwise connected with any of the foregoing.

               Section 8. COUNTERPARTS. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof. A set of the copies of this Amendment signed by all the parties shall be lodged with the Borrower and the Administrative Agent.

               Section 9. GOVERNING LAW. This Amendment and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                                    CUMULUS MEDIA INC.


                                    By:
                                       _________________________________________
                                       Name:
                                       Title:



                                    LEHMAN COMMERCIAL PAPER INC., as
                                      Administrative Agent

                                    By:
                                       _________________________________________
                                       Name:
                                       Title:

                           ACKNOWLEDGMENT AND CONSENT

               Each of the undersigned corporations as guarantors under the Amended and Restated Guarantee and Collateral Agreement, dated as of August 31, 1999, made by the undersigned corporations in favor of the Administrative Agent, for the benefit of the Lenders, hereby (a) consents to the transactions contemplated by this Amendment, (b) acknowledges and agrees that the guarantees (and grants of collateral security therefor) contained in such Guarantee and Collateral Agreement are, and shall remain, in full force and effect after giving effect to this Amendment and all prior modifications to the Credit Agreement and (c) makes each and all of the acknowledgments and confirmations set forth in Section 7 of this Amendment with any reference therein to "the Borrower" being deemed to be a reference to such undersigned and any reference therein to "the Loan Documents" being deemed to be a reference to the Guarantee and Collateral Agreement.

                                       CUMULUS BROADCASTING, INC.


                                       By: ____________________________
                                                 Title:



                                       CUMULUS LICENSING CORP.


                                       By: ____________________________
                                                 Title:



                                       CARIBBEAN COMMUNICATIONS COMPANY
                                         LIMITED

                                       By: ____________________________
                                                 Title:



                                       GEM RADIO FIVE LTD.


                                       By: ____________________________
                                                 Title:

                                       CUMULUS WIRELESS SERVICES INC.


                                       By: ____________________________
                                                 Title:



                                       BROADCAST SOFTWARE INTERNATIONAL
                                         INC.


                                       By: ____________________________
                                                 Title:

                              LENDER CONSENT LETTER

                               CUMULUS MEDIA INC.
                      AMENDED AND RESTATED CREDIT AGREEMENT
                           DATED AS OF AUGUST 31, 1999



To:      Lehman Commercial Paper Inc.,
          as Administrative Agent
         3 World Financial Center
         New York, New York  10285

Ladies and Gentlemen:

               Reference is made to the Amended and Restated Credit Agreement, dated as of August 31, 1999 (as amended, supplemented or otherwise modified, the "Credit Agreement"), among Cumulus Media Inc., an Illinois corporation (the "Borrower"), the Lenders parties thereto, Lehman Brothers Inc., as Arranger, Barclays Capital, as Syndication Agent, and Lehman Commercial Paper Inc., as Administrative Agent. Unless otherwise defined herein, capitalized terms used herein and defined in the Credit Agreement are used herein as therein defined.

               The Borrower has requested that the Required Lenders amend certain provisions of the Credit Agreement on the terms described in the Amendment in the form attached hereto as Exhibit A (the "Amendment").

               Pursuant to Section 10.1(b) of the Credit Agreement, the undersigned Lender hereby consents to the execution by the Administrative Agent of the Amendment.

                                    Very truly yours,



                                    __________________________________________
                                    (NAME OF LENDER)



                                    By: _____________________________________
                                          Name:
                                          Title:



Dated as of May 11, 2001